UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 27, 2002



                                    Rapidtron, Inc.
               (Exact name of registrant as specified in charter)


     Nevada                                       88-0455472
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     800 N. Rainbow Blvd., Suite 208
     Las Vegas, NV                                89107-1103
     (Address of Principal Executive Office)      (Zip Code)

                                    (702) 948-5017
              (Registrant's Executive Office Telephone Number)


                                 The Furnishing Club
                 (Former name, if changed since last report)

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                  ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

New Subsidiary

      On September 27, 2002, the Registrant incorporated a new wholly owned subsidiary, RTI Acquisition Subsidiary, Inc. A copy of the Articles of Incorporation for the subsidiary is filed as an exhibit to this Current Report.

Change of Name

     On September 30, 2002, the Registrant amended its Articles of Incorporation effectively changing its name from The Furnishing Club to Rapidtron, Inc. A copy of the amended Articles of Incorporation is filed as an exhibit to this Current Report.

Forward Splits

     On September 30, 2002, the Registrant effectuated a 1 for 1 forward split (for every 1 share currently owned, each stockholder received 1 additional share) of all of its issued and outstanding common stock as of the close of business on September 27, 2002.

      On October 23, 2002, the Registrant effectuated a 0.25 for 1 forward split (for every 1 share currently owned, each stockholder received 0.25 additional shares) of all of its issued and outstanding common stock as of the close of business on October 22, 2002.

OTC:BB Symbol Change

      On October 1, 2002, as a result of the name change and forward split, the Registrant's Over-the-Counter Bulletin Board trading symbol changed from FHCL to RPDT.

Return and Cancellation of Shares

     On October 21, 2002, one of the Registrant's majority stockholders, ANT, INC., returned 805,000 shares of its common stock for no consideration. The shares were subsequently cancelled.

Letter of Intent

     On October 24, 2002, the Registrant executed a non-binding letter of intent to acquire/merge with RAPIDTRON INC. a Delaware corporation ("RAPIDTRON"), whereby the Registrant intends to issue 10,000,000 shares of its restricted common stock in exchange for 100% of RAPIDTRON's outstanding common stock. The merger is intended to be structured as a tax-free reorganization accounted for as a purchase whereby RAPIDTRON will be merged with the wholly-owned subsidiary of the Registrant wherein the subsidiary will cease to exist and RAPIDTRON will became a wholly owned subsidiary of the Registrant.

     The   merger  is  subject  to  completion  of  a  definitive  agreement, financing, regulatory review, stockholder notification and the satisfaction of other customary conditions.

     The Registrant plans to file with the SEC a Definitive Information Statement in connection with the merger and mail the Definitive Information Statement to its stockholders of record. The Definitive Information Statement will contain important information about the Registrant, RAPIDTRON, the merger and related matters that should be considered by stockholders before making any decision regarding the merger and related transactions. Stockholders of the Registrant are urged to read the Definitive Information Statement when it is filed and any other relevant documents filed with the SEC. Once it is filed with the SEC, the Definitive Information Statement and other documents will be available free of charge on the SEC's web site at www.sec.gov. In addition, the Registrant files annual, quarterly and special reports and other information with the SEC that are also available free of charge at the SEC's web site.

ABOUT RAPIDTRON

RAPIDTRON is a provider of Radio Frequency (RF) Smart access control and ticketing/membership systems to the fitness, ski, entertainment and transportation industries. The system facilitates rapid operator-free entry and exit through automated turnstiles or portals and optional hands-free entry. RAPIDTRON incorporates "Smart Card" debit/credit technology for retail purchases and promotional/loyalty programs. The system is versatile and utilizes either read-write RF Smart cards or bar code paper tickets. This dual capability allows a venue to issue and re-issue numerous types and durations of access privilege cards. Its open architecture allows for an easy interface with existing back office software.

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Headquartered in Costa Mesa, California, RAPIDTRON has established itself  in the North American marketplace by currently providing its smart card access control systems to the Copper Mountain resort in Colorado, the Park City resort in Utah and to the University of California, Berkeley. RAPIDTRON has established a strategic partnership with AXESS AG, a European corporation. AXESS AG is at the forefront of Radio Frequency smart card technology and has installed over 2,500 Smart access gates and 1,500 point-of-sale systems to transit, vacation resorts and fitness markets in Europe.

Press Releases

     On October 4, 2002, the Registrant issued a press release disclosing the name change, the 1 for 1 forward split and the negotiations with RAPIDTRON. A copy of the press release is filed as an exhibit to this Current Report.

      On October 24, 2002, the Registrant issued a press release disclosing the letter of intent with RAPIDTRON and the 0.25 for 1 forward split. A copy of the press release is filed as an exhibit to this Current Report.

      On November 14, 2002, the Registrant issued a press release disclosing the appointment of Hendrik Rethwilm to its Board of Directors. A copy of the press release is filed as an exhibit to this Current Report.

Appointment of New Director

      On November 13, 2002 the Board of Directors elected Hendrik Rethwilm to serve as a director of the Company until the next annual meeting of stockholders.

     In  his  capacity  as  Director, Mr. Rethwilm will aid  the  Company  in
setting   strategic  direction  and  negotiations  related  to  its  recently announced merger candidate.

     Rethwilm, age 38, has considerable experience in the arena of corporate finance and business development. From 1993-1999, he worked with PricewaterhouseCoopers in their corporate finance department focusing on the financial and organizational restructuring of medium-to-large sized companies. Subsequently, from 2000-2001, he was involved in setting up a subsidiary of Ericsson, the Swedish mobile phone producer, advising clients in the area of mobile eCommerce. During his tenure with Ericsson he also built a venture capital arm within Ericsson Consulting whose purpose was to invest in companies developing applications for the mobile eCommerce sector.

     Currently, Mr. Rethwilm is self-employed and consults to various companies that are in need of his corporate finance and business development skills.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE.

Not applicable.

EXHIBITS

3 (i)                 Amended   Articles  of   Incorporation
                      changing name from The Furnishing Club
                      to Rapidtron, Inc.
21                    Articles  of  Incorporation  for   RTI
                      Acquisition Subsidiary, Inc.
99.1                  Non-Binding Letter of Intent
99.2                  Press Release dated October 4, 2002
99.3                  Press Release dated October 24, 2002
99.4                  Press Release dated November 14, 2002

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2002


FURNISHING CLUB


By: /S/DR. JOHN VELTHEER
       Dr. John Veltheer, President